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                                                                  Exhibit (J)(1)

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our reports dated August 13, 2001 with respect to Mercury HW Large Cap Value Fund, Mercury HW Mid-Cap Value Fund and Mercury HW Small Cap Value Fund, included in each Fund's respective annual report, which are incorporated by reference, in this Registration Statement (Form N-1A No. 333-68740), of the Hotchkis and Wiley Funds.

/s/ Ernst & Young LLP

MetroPark, New Jersey
January 24, 2002